ADVANCED SERIES TRUST

AST Franklin 85/15 Diversified Allocation Portfolio

Supplement dated August 9, 2021 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective statement of additional information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST Franklin 85/15 Diversified Allocation Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the SAI.

Effective August 7, 2021, QS Investors, LLC (QS Investors) merged with and into Franklin Advisers, Inc. (Franklin Advisers), a subsidiary of Franklin Resources, Inc. (Franklin Resources) and also a current subadviser to the Portfolio (the Merger). The Merger did not result in a change of control.

Franklin Advisers and the other subadvisers to the Portfolio will remain subadvisers to the Portfolio. The other subadvisers are Brandywine Global Investment Management, LLC (Brandywine Global), ClearBridge Investments, LLC (ClearBridge), Western Asset Management Company, LLC (Western Asset LLC) and Western Asset Management Company Limited (Western Asset Limited, and with Western Asset LLC, Western Asset).

In order to remove QS Investors as a subadviser, the Board of Trustees of the Trust (the Board), on behalf of the Portfolio, recently approved amending the subadvisory agreement for the Portfolio among PGIM Investments LLC, QS Investors, Franklin Advisers, Brandywine Global, ClearBridge, and Western Asset to remove QS Investors as a party. Franklin Advisers will serve as asset allocator and the subadvisory fees will be paid to Franklin Advisers. The subadvisory fee rate paid by the Portfolio will not change.

To reflect these changes, the SAI relating to the Portfolio is hereby revised as follows, effective immediately:

I.All references and information pertaining to "QS Investors, Inc." are hereby removed from SAI, except for the section titled "Subadvisory Fees Paid by PGIM Investments."

II.The table in Part I of the SAI titled "Portfolio Subadvisers and Fee Rates" is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser(s)	Fee Rate
AST Franklin 85/15	Franklin Advisers, Inc.;	0.330% of average daily net assets to $250 million;
Diversified Allocation	Brandywine Global	0.305% of average daily net assets over $250 million to $500
Portfolio	Investment Management,	million;
(formerly, AST Legg	LLC (Brandywine);	0.280% of average daily net assets over $500 million to $750
Mason Diversified	ClearBridge Investments,	million;
Growth Portfolio)	LLC (ClearBridge);	0.255% of average daily net assets over $750 million to $1
	Western Asset	billion;
	Management Company,	0.230% of average daily net assets over $1 billion to $2
	LLC/Western Asset	billion; and
	Management Company	0.205% of average daily net assets over $2 billion.
Limited (Western Asset)

III.The section in Part I of the SAI titled "Notes to Subadviser Fee Rate Table" is hereby revised by replacing the information pertaining to QS Investors with the information set forth below:

Franklin Advisers: Franklin Advisers has agreed to a contractual fee waiver arrangement that applies to the AST Franklin 85/15 Diversified Allocation Portfolio. Under this arrangement, Franklin Advisers will waive its subadvisory fee for the AST Franklin 85/15 Diversified Allocation Portfolio in an amount equal to the acquired fund subadvisory fee paid to Franklin Advisers for any portfolio affiliated with the Trust. In addition, Franklin Advisers will waive its subadvisory fee for the AST Franklin 85/15 Diversified Allocation Portfolio in amount equal to the management or subadvisory fee it receives for acquired funds that are not affiliated with the Trust. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.

IV. The table in Part I of the SAI titled "PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio)" is hereby deleted and replaced by the table set forth below:

Subadviser	Portfolio	Registered	Other Pooled	Other Accounts*	Ownership
	Managers*	Investment	Investment		of
		Companies*	Vehicles*		Portfolio
Securities*
Thomas
Franklin Advisers,	Picciochi,
Inc.	CAIA	35/$8,663,762,919	32/$5,565,803,596	36/$737,768,620	None
Jacqueline
	Kenney, CFA	17/$2,598,695350	7/$383,880,365	7/$194,138,931	None
Laura Green,
	CFA	0/$0	8/$259,551,006	27/$437,907,115	None
Brandywine Global
Investment
Management,
LLC	N/A
ClearBridge
Investments, LLC	N/A
Western Asset
Management
Company, LLC/
Western Asset
Management
Company Limited	N/A

*Information is as of December 31, 2020.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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